UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) July 31, 2007

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548             63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2007, Movie Gallery, Inc. (the "Company") entered into a First Amendment (the "Amendment"), effective as of July 27, 2007, to the Forbearance Agreement (the "Forbearance Agreement") previously entered into on July 20, 2007 with Goldman Sachs Credit Partners L.P., as a lender and as administrative agent, Wachovia Bank, National Association, as a lender and collateral agent and the lenders party thereto, relating to the First Lien Credit and Guaranty Agreement, dated as of March 8, 2007 by and among the Company and the guarantors party thereto, the agents and lenders party thereto (the "First Lien Credit Agreement") for the purpose of making certain technical corrections to the Forbearance Agreement.

A copy of the Amendment to Forbearance Agreement is filed herewith as
Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements

To take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, you are hereby cautioned that this current report on Form 8-K contains forward-looking statements, including descriptions of the Company's proposed strategic and restructuring alternatives and liquidity outlook, that are based upon the Company's current intent, estimates, expectations and projections and involve a number of risks and uncertainties. Various factors exist which may cause results to differ from these expectations. These risks and uncertainties include, but are not limited to, the risk factors that are discussed from time to time in the Company's SEC reports, including, but not limited to, the Company's annual report on Form 10-K for the fiscal year ended January 1, 2006 and subsequently filed quarterly reports on Form 10-Q. In addition to the potential effect of these ongoing factors, the Company's liquidity outlook is subject to change based upon the Company's operating performance, including as a result of changes in the availability of credit from the Company's suppliers, and there can be no assurance regarding the Company's ability to complete any restructuring or other transaction. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1  First Amendment to Forbearance Agreement, dated as of July
      27, 2007 by and among the Company, Goldman Sachs Credit
      Partners L.P., and Wachovia Bank, National Association.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MOVIE GALLERY, INC.
Date: July 31, 2007


/S/ Thomas D. Johnson, Jr.
---------------------------------
Thomas D. Johnson, Jr.
Executive Vice President - Chief
Financial Officer


INDEX TO EXHIBITS

10.1 First Amendment to Forbearance Agreement, dated as of July 27, 2007 by and among the Company, Goldman Sachs Credit Partners, L.P., and Wachovia Bank, National Association.